Exhibit 10.12

IN ACCORDANCE WITH ITEM 601(A)(6) OF REGULATION S-K, CERTAIN INFORMATION HAS BEEN OMITTED
FROM THIS EXHIBIT BECAUSE IT CONTAINS PERSONALLY IDENTIFIABLE INFORMATION.
[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Amendment of the contract to establish the stipulations arising from the status of shareholder in the company H2B2 Electrolysis Technologies, Inc.

In Dos Hermanas, on 1 January 2021

The parties

On one hand, Javier Brey Sánchez, with D.N.I. number [***], of legal age.

On the other hand, Anselmo Andrade Fernández de Mesa, with D.N.I. number [***], of legal age.

Act

The first one in the name and on behalf of H2B2 Electrolysis Technologies, Inc. (hereinafter, H2B2 Inc)

The second one, in his own name and right.

Whereas

First.- On 24 August 2016, the parties entered into a contract to establish the stipulations arising from the status of shareholder of the company H2B2 Electrolysis Technologies, Inc.

Second.- The parties wishes to partially amend the previous contract in accordance with the following

Stipulations

First.- The First Stipulation is amended and shall have the following wording:

“In the event of termination of such a commercial or employment relationship:

−	Voluntarily by decision of Anselmo Andrade Fernández de Mesa

−
or at the discretion of H2B2 Electrolysis Technologies, S.L., for objective, disciplinary or similar reasons, regardless of the name they had at the time of the dismissal or termination of the contract, before 1 January 2026, Anselmo Andrade Fernández de Mesa undertakes to deliver to H2B2 Inc., within a maximum period of ten (10) working days from the termination of such commercial or employment relationship, the shares indicated in the first stipulation of which he was still the owner for the global price of 1 euro. Should any of the returned shares be encumbered by a right in rem, Anselmo Andrade Fernández de Mesa undertakes to remove this right before the transfer of the shares, so that they may be transferred free of all charges and encumbrances. If he does not do so, H2B2 Inc, will be able to claim from Anselmo Andrade Fernandez de Mesa the relevant damages.

Second.- The rest of the contract remains unchanged.

In witness whereof, this document is signed at the place and on the date indicated above.

/s/ Javier Brey Sánchez
H2B2 Electrolysis Technologies, Inc
Javier Brey Sánchez
CEO/President

/s/ Anselmo Andrade Fernández de Mesa
Anselmo Andrade Fernández de Mesa